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                                                                     EXHIBIT 23

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the incorporation by reference in the Registration Statements (Form S-3 No. 333-38491, Form S-3 No. 333-39379 and Form S-8 No. 333-35975) of
Halter Marine Group, Inc. of our report dated April 28, 1998, with respect to the consolidated financial statements of Halter Marine Group, Inc. included in this Annual Report (Form 10-K) for the year ended March 31, 1998.

                                          /s/ Ernst & Young LLP

New Orleans, Louisiana
June 24, 1998